SCHEDULE OF OPERATING LEASE LIABILITIES RIGHT OF USE ASSETS (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Right-of-use Assets Net
Right-of-use assets, gross	$ 776	$ 800
Less: Accumulated amortization	(175)	(91)
Right-of-use assets, net	601	709
Operating lease cost:
Operating lease costs	36	36
Short-term lease costs	17	17	105
Total lease expense	$ 53	$ 53	$ 105